UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2006

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Borrowing Base Revolving Line of Credit Agreement

Effective July 26, 2006, William Lyon Homes, Inc. (“California Lyon”), a California corporation and wholly-owned subsidiary of William Lyon Homes (the “Registrant”), and California National Bank (“CNB”), entered into that certain Borrowing Base Revolving Line of Credit Agreement dated as of July 10, 2006 (the “Agreement”).

The “Commitment Amount” under the Agreement is $50,000,000. The maturity date under the agreement and all related loans is July 10, 2007; provided that the maturity date may be extended for one year on each anniversary of the effective date with the consent of the lender. If not so extended on any anniversary date, the maturity date will nonetheless be for one additional year, during which time California Lyon may borrow amounts, subject to applicable borrowing base limitations, as defined, under this facility solely to complete the construction of residences begun prior to such date in approved projects funded by disbursements under this facility.

The Commitment Amount may, with the consent of the lender, be increased or decreased in $10,000,000 increments, up to a maximum Commitment Amount of $70,000,000, provided no events of default have occurred, as defined. In addition, the Loan Agreement contains an unconditional guaranty by the Registrant of all indebtedness and/or obligations of California Lyon to CNB.

The Agreement includes a Note Secured by Deeds of Trust dated as of July 10, 2007, executed by California Lyon for the benefit of CNB, which evidences (i) the maximum principal amount of the loan is $50,000,000, (ii) the Maturity Date is July 10, 2007, and (iii) at the discretion of California Lyon, interest paid on borrowings by California Lyon under the Loan Agreement can be based upon “Base Rate” borrowings, which approximate the prime rate, or “Base Libor” borrowings, which approximate a LIBOR base rate index, as defined in the Loan Agreement.

This description is qualified in its entirety by the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

2

Item 2.03	Creation of a Direct Financial Obligation.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Borrowing Base Revolving Line of Credit Agreement dated as of July 10, 2006 by and between William Lyon Homes, Inc., a California corporation, and California National Bank.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES
Dated August 1, 2006

	By:	/s/ Michael D. Grubbs
Michael D. Grubbs
Senior Vice President, Chief Financial Officer and Treasurer

4

EXHIBIT INDEX

Exhibit	Description
10.1	Borrowing Base Revolving Line of Credit Agreement dated as of July 10, 2006 by and between William Lyon Homes, Inc., a California corporation, and California National Bank.

5